POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ LEONARD SCHNITZER
                                       -----------------------------------------
                                       LEONARD SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 29, 1997.


                                       /s/ K. NOVACK
                                       -----------------------------------------
                                       KENNETH M. NOVACK

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ R.W. PHILIP
                                       -----------------------------------------
                                       ROBERT W. PHILIP

                                POWER OF ATTORNEY
                                   (Form 10-K)

                  The undersigned hereby constitutes and appoints each of Robert
W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Dated:  October 28, 1997.


                                       /s/ DORI SCHNITZER
                                       -----------------------------------------
                                       DORI SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 30, 1997.


                                       /s/ CAROL S. LEWIS
                                       -----------------------------------------
                                       CAROL S. LEWIS

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 30, 1997.


                                       /s/ GARY SCHNITZER
                                       -----------------------------------------
                                       GARY SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ MANUEL SCHNITZER
                                       -----------------------------------------
                                       MANUEL SCHNITZER

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ JEAN S. REYNOLDS
                                       -----------------------------------------
                                       JEAN S. REYNOLDS

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 31, 1997.


                                       /s/ ROBERT S. BALL
                                       -----------------------------------------
                                       ROBERT S. BALL

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 29, 1997.


                                       /s/ W.A. FURMAN
                                       -----------------------------------------
                                       WILLIAM A. FURMAN

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ RALPH R. SHAW
                                       -----------------------------------------
                                       RALPH R. SHAW

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ B.A. ROSEN
                                       -----------------------------------------
                                       BARRY A. ROSEN

                                POWER OF ATTORNEY
                                   (Form 10-K)

          The undersigned hereby constitutes and appoints each of Robert W. Philip, Kenneth M. Novack, Barry A. Rosen and James W. Cruckshank his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: October 28, 1997.


                                       /s/ JAMES W. CRUCKSHANK
                                       -----------------------------------------
                                       JAMES W. CRUCKSHANK